CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.1

ADDENDUM

THIS ADDENDUM (the “Addendum”) to the Master Distributor Agreement effective as of March 12, 2014 (the “Distributor Agreement”) is effective as of April 2, 2017 (the “Effective Date”), by and between and Xilinx, Inc., a Delaware corporation, having offices at 2100 Logic Drive, San Jose, CA 95124, Xilinx Ireland Unlimited Company (formerly known as Xilinx Ireland), a company incorporated under the laws of Ireland and having its registered office at 2020 Bianconi Avenue, Citywest Business Campus, Saggart, Co. Dublin, and Xilinx Sales International Pte. Ltd., a company organized and existing under the laws of Singapore, having its principal office at 5 Changi Business Park Vista, Singapore 486040 (collectively and individually “Xilinx”), and Avnet, Inc., a New York corporation, having its principal office at 2211 South 47th Street, Phoenix, AZ 85034 (“Distributor”).

BACKGROUND

I.    Xilinx and Distributor are parties to the Distributor Agreement, and

II.    Xilinx and Distributor desire to focus on growing Xilinx’s channel business through enhanced sales support and account management at Distributor, and

III.    This Addendum sets forth the terms by which Xilinx will manage adjustments to Distributor’s account due to customer-specific suggested prices and creates a framework for Xilinx and Distributor to set development and performance measures.

Accordingly, the parties agree as follows:

1.	Definitions.

1.1.
Distributor Demand Creation (or DDC) means sales demand that is created by Distributor; Xilinx may move customers to or from this demand creation classification at any time upon written notice to Distributor.

1.2.
Shared Demand Creation (or SDC) means sales demand that is created by both Distributor and Xilinx; Xilinx may move customers to or from this demand creation classification at any time upon written notice to Distributor.

1.3.	Xilinx Demand Creation (or XDC) means sales demand that is created by Xilinx; Xilinx may move customers to or from this demand creation classification at any time upon written notice to Distributor.

1.4.	All capitalized terms, if not defined in this Addendum, have the same meaning as in the Distributor Agreement.

2.	Authorized Suggested Resale Price.

2.1.
From time to time, Xilinx may provide Distributor with an Authorized Suggested Resale Price (or “Authorized SRP”) for certain Products for sales to certain customers (“Authorized Customers”) that is lower than Xilinx’s Suggested Resale Price as published in the Price Book. When Xilinx provides Distributor with an Authorized SRP, Xilinx will also provide Distributor with an Authorized Adjusted Distributor Cost (or “Authorized ADC”) for the Products.

1 of 7

Thereafter, Xilinx will reduce the amount Distributor currently owes Xilinx by an amount that is equal to the difference between the Book Price and the Authorized ADC for Distributor’s sales to the Authorized Customer.

2.2.
Authorized ADC is calculated by subtracting a percentage (the “Authorized Distributor Margin” or “ADM”) of Authorized SRP from the Authorized SRP. Except in limited circumstances and based on the need to meet competitive pricing, Xilinx will apply an Authorized Distributor Margin using the Standard Authorized Distributor Margin Percentages (“Standard Percentages”) indicated in the table below based upon the region and product category applicable to the Product and Authorized Customer’s delivery location.

2.3.
When Distributor issues a quotation, sales contract, offer to sell, or other communication concerning a price based entirely or in part on an Authorized SRP (a “Customer Price”), Distributor must clearly state that the Customer Price offered is applicable solely to the Authorized Customer associated with the Authorized SRP, as issued by Xilinx.

2.4.
Authorized Distributor Margin does not apply to Distributor’s list sales (where Distributor purchases from Xilinx at Book Price and sells Products to customers at the price agreed between Distributor and the customer).

Standard Authorized Distributor Margin Percentages

[***]
Product Category	Distributor Demand Creation	Shared Demand Creation	Xilinx Demand Creation
Standard	[***]	[***]	[***]
Mature	[***]	[***]	[***]

[***]
Product Category	Distributor Demand Creation	Shared Demand Creation	Xilinx Demand Creation
Standard	[***]	[***]	[***]
Mature	[***]	[***]	[***]

[***]
Products are categorized as “Mature” [***] years after the start of production.

3.
Sales Exhibit. This Addendum incorporates the sales exhibit attached hereto as Exhibit A (the “Sales Exhibit”). Unless indicated otherwise, all revenue figures contained in this Addendum, including the Sales Exhibit are post-split. The parties may agree to issue additional Sales Exhibits under this Addendum by executing a document similar to Exhibit A that references this Addendum (each a “Sales Exhibit”).

4.
Grandfather Period. In the event that a customer is moved from Distributor Demand Creation to Shared Demand Creation, Distributor Demand Creation or Shared Demand Creation to Xilinx demand creation, or from Shared Demand Creation to Xilinx Demand Creation, Xilinx will provide a [***] year “grandfather” period where Distributor will maintain the existing ADM then in effect for continuing sales that are subject to an existing Adjusted SRP at the beginning of the grandfather

2 of 7

period. Customer accounts that are moved to a Xilinx direct fulfillment model are not subject to a grandfather period.

5.
Entire Agreement. This Addendum represents and constitutes the entire agreement between the parties, may only be amended in writing signed by both parties, and supersedes all prior agreements, representations, arrangements, and understandings with respect to incentive programs, target margins, expansion programs, and other matters covered by this Addendum. In the event of a conflict between this Addendum and the Distributor Agreement, the terms of this Addendum supersede any conflicting terms of the Distributor Agreement. The foregoing notwithstanding, this Addendum does not terminate the remaining period of any currently existing grandfather periods.

To evidence the parties’ agreement to this Addendum, they have signed and delivered it on the date(s) below, but as of the date set forth in the preamble.

XILINX
Xilinx, Inc.		Xilinx Sales International Pte. Ltd.

Signature:	/s/ Michael Barone	Signature:	/s/ Oren Scotten
Print Name:	Michael Barone	Print Name:	Oren Scotten
Title:	VP, Global Channel Sales	Title:	Site Director
Date:	4/19/2017	Date:	4/19/17

Xilinx Ireland Unlimited Company

Signature:	/s/ Kevin J. Cooney
Print Name:	Kevin J. Cooney
Title:	Managing Director
Date:	4/19/2017

DISTRIBUTOR

Avnet, Inc.

Signature:	/s/ William J. Amelio
Print Name:	William J. Amelio
Title:	CEO
Date:	April 18, 2017

3 of 7

Exhibit A
SALES EXHIBIT

Fiscal Year 2018 Pay for Performance

I.This Sales Exhibit is in effect for Xilinx’s 2018 fiscal year (April 2, 2017 – March 31, 2018) (“FY18”).

II.Distributor Sales Support. In addition to the current staff resources Distributor provides to Xilinx, Distributor shall maintain the following incremental Xilinx staff resources as indicated. It is understood and agreed by the parties that in some locations current incremental staffing is not at the level indicated but that Distributor will actively work to reach these stated staff levels by the end of the first quarter of FY18. Staff positions are dedicated to Xilinx business unless otherwise indicated.

•	Move [***] dedicated EBV [***]Field Application Engineers to Xilinx

•	Establish an agreed upon EBV Product Line Manager structure

•	[***] Processor Specialists in Silica

•	[***] Senior Xilinx Business Development Managers in Silica

•	[***] Technical Sales Engineers in the Americas

For Distributor staff that is dedicated to the Xilinx product line (“Dedicated Staff”), Distributor will base the variable (bonus) compensation of Dedicated Staff entirely on Xilinx sales. Distributor agrees to pay a [***] bonus on Xilinx sales to front line managers.

III.Develop Fulfillment Operations
A.Put in place and continue to evolve as necessary clearly defined structure and processes (global in nature) to be predictable supplier with strong supply continuity to customers (DDC, SDC, and XDC).
B.Assign sales/support personnel responsible for customers, responsible for working with Distributor’s internal teams for the support of customer demand (asset, inside sales, customer service, etc. – across regions), and responsible to work with Xilinx.
C.Drive supply continuity and maintain high level of customer satisfaction.
1.    Set clear expectations of support customer should expect.
2.    Offer customers distribution fulfillment programs as appropriate.
3.    Measure customer satisfaction (both via defined metrics and customer feedback) and review with Xilinx.
D.Actively work with customers to get forecasts and pipeline demand with Xilinx for these customers in 3-6 month horizon.
1.    If customer is using a contract manufacturer, this includes working with both end customer and contract manufacturer (across regions).

4 of 7

2.    Work with customer to improve quality and timeliness of demand forecast and overall fulfillment support.
E.Strong culture of operational efficiency. Engage in continuous improvement of business processes in support of Xilinx operational programs, processes, and scorecard. For example:
1.    Inventory/Asset Management (e.g. pipelining, Monster Forecast accuracy, inventory projections, order frequency, 2D barcode)
2.    Revenue Forecasting
3.    Quarter End management
4.    Measure Customer Satisfaction
5.    Drive improvements to customer supply continuity
6.    Internal expedite process that aligns with Xilinx expedite process/policies
7.    Appropriate Global Trade practices for Xilinx products
IV.Revenue Targets

At the close of Xilinx’s 2018 fiscal year, Xilinx will review Distributor’s sales data from the entire fiscal year and conform all Distributor’s sales to the sales goals provided in the tables below (“Performance Goals”) in accordance with the process below. Based upon Net Revenue performance, Distributor’s margin (“DM”) for the fiscal year in each applicable geography will be adjusted in accordance with the Performance Goals and, if required, Xilinx will accordingly make an adjustment to Distributor’s account in the fiscal quarter immediately following the 2018 fiscal year.

Calculation of Performance Goals

1.	Achievement of Performance Goals are determined at the end of FY18. During FY18 all orders, invoices, and payments will be transacted without any adjustments attributable to the Performance Goals.

2.	At the end of FY18 Xilinx will complete a ‘true up’ of Distributor’s actual DM calculated over the year to the DM contained in the Performance Goals.

3.	An adjustment will be made to Distributor’s account for each goal region in the table below, in accordance with the following:

a.
If Xilinx's Net Revenue is less than the regional target (indicated by “At Target”), Xilinx will increase the amount Distributor currently owes Xilinx by an amount that is equal to the difference between the regional target Net Revenue and the regional actual Net Revenue. This adjustment will be limited to an amount that will not reduce the actual DM for each goal region below the following percentages:

[***]

b.
If Xilinx's Net Revenue is greater than the regional target (indicated by “At Target”), Xilinx will reduce the amount Distributor currently owes Xilinx by an amount that is equal to the difference between the regional target Net Revenue and the regional actual

5 of 7

Net Revenue. The adjustment for each region will be limited to the following amounts (all amounts in USD):
[***]

c.	Where the actual Net Revenue of a goal region is greater than the top end threshold (indicated by “Top”) for that goal region, the DM will be shared at a fixed DM % by Region per table below.

d.
Where (i) the actual Net Revenue of a goal region is less than the target Net Revenue for that goal region, and (ii) the actual DM is less than the bottom end threshold (indicated by “Bottom”) for that goal region, there will be no adjustment made for that region.

Adjustments will be made to the following regional Distributor entities: [***]

6 of 7

FY18 Target Revenue by Region

THE REMAINDER OF THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

[***]

7 of 7